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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 8, 2006

                              ALFACELL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

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
            DELAWARE                                     22-2369085
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
         incorporation)
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               225 BELLEVILLE AVENUE, BLOOMFIELD, NEW JERSEY 07003
             (Address of principal executive offices, with zip code)

                                 (973) 748-8082
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 8, 2006, Alfacell Corporation (the "Company") announced that Robert D. Love will retire as Chief Financial Officer on December 31, 2006. Until that time, Mr. Love will continue to perform all of his current duties, and will provide assistance to the company's efforts while they identify and hire a new Chief Financial Officer. In addition, Mr. Love has agreed to provide ongoing support to the company throughout the transition period.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1   Press release of Alfacell Corporation dated November 9, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALFACELL CORPORATION


Date: November 9, 2006                  By: /s/ Kuslima Shogen
                                            ------------------------------------
                                            Kuslima Shogen
                                            Chief Executive Officer and
                                            Chairman of the Board


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